UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): August 3, 2020

RESEARCH FRONTIERS INCORPORATED

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	000-14893	11 -2103466
(STATE OR OTHER JURISDICTION	(COMMISSION	(IRS EMPLOYER
OF INCORPORATION)	FILE NUMBER)	IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE

WOODBURY, NEW YORK 11797-2033

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act

Title of each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	REFR	The NASDAQ Stock Market

Item 7.01 Regulation FD Disclosure

Woodbury, New York and Redford, Michigan. August 3, 2020 – Glare is a major safety and comfort issue for drivers and passengers. Imagine driving down the road, turning into the sun, and having your sun visor automatically and instantly darken to block the glare. This product is currently being developed in Michigan by Daimay North America Automotive using patented SPD-Smart light-control film technology invented by Research Frontiers (Nasdaq: REFR) and licensed to Daimay. The visor uses a light sensor to automatically and dynamically adjust the sun visor to deal with changing light and glare conditions.

SPD-Smart light control film, invented and patented by Research Frontiers, is a key component in SPD-SmartGlass products. This film allows users to instantly, precisely and uniformly control the shading of glass or plastic products, either manually or automatically at the touch of a button. Products using Research Frontiers’ smart glass technology are being used in tens of thousands of cars, aircraft, yachts, trains, homes, offices, museums and other buildings.

Jay Wang, CEO of Daimay North America, noted: “Daimay is a leading supplier of automotive sunvisors. This product continues our tradition of providing our automotive OEM customers with the highest quality and most innovative and functional products in the industry. Research Frontiers’ SPD-SmartGlass had the best performance, and the best demonstrated reliability already proven countess times in the automotive industry. This product will allow our customers to make passengers more comfortable and safer.”

Joseph M. Harary, President and CEO of Research Frontiers, noted: “SPD-Smart sunvisors will allow drivers and passengers much-needed relief from dangerous glare. For added safety, the SPD-Smart sunvisor can instantly darken without requiring the driver to take his or her hands off of the steering wheel while driving. We are pleased to have been working with Daimay, which is the world’s leading automotive sun visor supplier.”

SPD-SmartGlass light-control technology offers instant and uniform control of the tint of windows that permits them with the touch of a button or automatically using a smartphone, tablet, smart speaker, smart home systems, or other control devices to change tint from dark (blocking over 99.5% of light and 95% of heat) to clear, or any level in between. This saves energy, creates privacy, and increases comfort and security.

The markets for SPD-Smart film are already well-established. Research Frontiers has licensed over 40 chemical, film, and glass companies which are selling products for the automotive, aircraft, marine, train, museum and consumer electronics industries.

Research Frontiers patented SPD-SmartGlass technology is the same best-selling smart window technology that can be found on various car models from Daimler, McLaren Automotive, and other auto makers. The MAGIC SKY CONTROL feature, which is now in use on tens of thousands of Mercedes-Benz SLs, SLC/SLKs, Maybach and S-Class models around the world, and more recently on four announced McLaren models, uses patented SPD-SmartGlass technology developed by Research Frontiers to turn the roof transparent by electrically aligning tiny particles in a thin film within the glass. With the touch of a button, drivers and passengers can instantly change the tint of their roof to help keep out harsh sunlight, heat, and create an open-air feeling even when the sunroof is closed. Glass or plastic using Research Frontiers’ patented SPD-SmartGlass technology effectively blocks UV and infrared rays in both clear and darkly tinted modes, helping keep the cabin cooler, and protecting passengers and interiors while also enhancing security inside the vehicle. These benefits become even more important when a car uses large surface areas of glass, especially in warm climates.

Some of the other benefits of SPD-SmartGlass include significant heat reduction inside the vehicle (by up to 18ºF/10ºC), UV protection, glare control, reduced noise and reduced fuel consumption. Independent calculations also show that use of SPD-SmartGlass can reduce CO2 emissions by four grams per kilometer and increase the driving range of electric vehicles by approximately 5.5 percent.

Shortly after its introduction into serial production in the automotive industry, SPD-SmartGlass has become standard equipment on many different aircraft, and is also used in residential and commercial architectural applications, in trains, yachts and other marine vehicles, in display applications, and to protect light-sensitive artwork and documents in major museums around the world.

Details are noted in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. The Research Frontiers press release is also available on the Company’s website at www.SmartGlass.com and at various other places on the internet.

This report and the press releases referred to herein may include statements that may constitute “forward-looking” statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as “believe”, “estimate”, “project”, “intend”, “expect”, or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management’s current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company’s financial condition and several business factors. Additional information regarding these and other factors may be included in the Company’s quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press release reproduced herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1	Research Frontiers Press Release dated August 3, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Seth L. Van Voorhees
By:	Seth L. Van Voorhees
Title:	CFO and VP, Business Development

Dated: August 4, 2020